Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMa® MSTR Short Option Income Strategy ETF (WNTR)

YieldMax® AMD Short Option Income Strategy ETF (SAMD)

YieldMax® AMZN Short Option Income Strategy ETF (AMZS)

YieldMax® MARA Short Option Income Strategy ETF (MARD)

YieldMax® Bitcoin Short Option Income Strategy ETF (OBIT)

YieldMax® META Short Option Income Strategy ETF (METS)

YieldMax® SMCI Short Option Income Strategy ETF (YSMC)

Each listed on NYSE Arca, Inc.

September 18, 2025

Supplement to the

Statement of Additional Information (“SAI”)

dated March 21, 2025

Effective immediately, the first sentence of the section of the SAI titled “Dividends and Distributions – General Policies” is deleted and replaced with the following sentence:

Each Fund intends to pay out dividends and interest income, if any, at least monthly, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement for future reference.